CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
Revenue	$ 93,880	$ 5,357
Cost of revenue	54,717	4,057
Gross profit	39,163	1,300
Other Operating Income	1,436,855	759,403
Operating Expenses:
Research and development	4,319,039	5,720,590
Selling, general and administrative	1,707,347	1,869,176
Total operating expenses	6,026,386	7,589,766
Loss from operations	(4,550,368)	(6,829,063)
Non-operating Income (Expense)
Other income	778	1,485
Interest expense	(6,834,772)	(1,042,992)
Interest income	3,400	5,372
Change in fair value of derivative asset	(6,282,381)	(1,068,282)
Loss on conversion of convertible notes payable	(5,469,825)
Total non-operating expense	(18,582,800)	(2,104,417)
Loss before income taxes	(23,133,168)	(8,933,480)
Net loss	(23,133,168)	(8,933,480)
Other comprehensive loss:
Foreign currency translation	(284,213)	(165,837)
Total comprehensive loss	$ (23,417,381)	$ (9,099,317)